UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2009

Vishay Intertechnology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
63 Lancaster Avenue Malvern, PA 19355	19355-2143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  –   Entry into a Material Definitive Agreement

On June 25, 2009, Vishay Intertechnology, Inc. and International Rectifier entered into a settlement agreement.

On July 1, 2009, Vishay Intertechnology, Inc. issued a press release describing this settlement agreement, which is included as Exhibit 99 to this current report on Form 8-K and is hereby incorporated by reference.

Item 9.01  –   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99	Press release dated July 1, 2009

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 1, 2009

VISHAY INTERTECHNOLOGY, INC.

		By:	/s/ Lior E. Yahalomi
		Name:	Dr. Lior E. Yahalomi
		Title:	Executive Vice President and
Chief Financial Officer